Exhibit 10.4

SIXTEENTH AMENDMENT TO SECOND AMENDED
AND RESTATED LEASE AGREEMENT

THIS SIXTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT is made and entered into as of March 1, 2008 by and among (i) each of the parties identified on the signature page hereof as a landlord, as landlord (collectively, “Landlord”), and (ii) FIVE STAR QUALITY CARE TRUST, a Maryland business trust, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease, dated as of May 17, 2005, that certain Second Amendment to Second Amended and Restated Lease Agreement, dated as of June 3, 2005, that certain Third Amendment to Second Amended and Restated Lease Agreement, dated as of October 31, 2005, that certain other Third Amendment to Second Amended and Restated Lease Agreement, dated as of December 30, 2005, that certain Letter Agreement, dated as of March 13, 2006, that certain Fifth Amendment to Second Amended and Restated Lease Agreement, dated as of September 1, 2006, that certain Sixth Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Seventh Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Eighth Amendment to Second Amended and Restated Lease, dated as of November 1, 2006, that certain Ninth Amendment to Second Amended and Restated Lease, dated as of November 1, 2006, that certain Tenth Amendment to Second Amended and Restated Lease Agreement, dated as of November 6, 2006 (effective as of November 5, 2006), that certain Eleventh Amendment to Second Amended and Restated Lease Agreement, dated as of December 22, 2006, that certain Twelfth Amendment to Second Amended and Restated Lease Agreement, dated as of January 1, 2007, that certain Thirteenth Amendment to Second Amended and Restated Lease Agreement, dated as of January 4, 2008, that certain Fourteenth Amendment to Second Amended and Restated Lease Agreement, dated as of February 7, 2008, and that certain Fifteenth Amendment to Second and Restated Lease Agreement, dated as of February 17, 2008 (as so amended, the “Consolidated Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Consolidated Lease), all as more particularly described in the Consolidated Lease; and

WHEREAS, on or about the date hereof, SNH CHS Properties Trust has acquired certain real property and related improvements known as Wellstead of Rogers and located at 20600 S. Diamond Lake Road, Rogers, Minnesota, as more particularly described on Exhibit A-107 attached hereto (the “Wellstead Property”); and

WHEREAS, SNH CHS Properties Trust, the other entities comprising Landlord and Tenant wish to amend the Consolidated Lease to include the Wellstead Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Definition of Base Year.  The definition of the term “Base Year” set forth in Section 1.9 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Base Year” shall mean (i) with respect to the Existing Properties, the 2005 calendar year, (ii) with respect to the Additional Properties, the 2006 calendar year, (iii) with respect to the Hermitage/Marsh View/Somerset/Walking Horse and the Holiday Properties, other than the Buena Vida Property, the 2007 calendar year, (iv) with respect to the Buena Vida Property, the 2008 calendar year, and (v) with respect to the Heritage Properties, the Meadowmere Properties, the Centennial Property and the Wellstead Property, the 2009 calendar year.

2.             Definition of Disbursement Rate.  The definition of the term “Disbursement Rate” set forth in Section 1.23 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Disbursement Rate” shall mean (a) with respect to all of the Properties other than the Hermitage/Marsh View/Somerset/Walking Horse Properties, the Holiday Properties, the Meadowmere Properties, the Heritage Properties, the Centennial Property and the Wellstead Property, an annual rate of interest, as of the date of determination, equal to the greater of (i) the Interest Rate, and (ii) the per annum rate for ten

(10) year U.S. Treasury Obligations as published in The Wall Street Journal plus four hundred (400) basis points and (b) with respect to the Hermitage/Marsh View/Somerset/Walking Horse Properties, the Holiday Properties, the Meadowmere Properties, the Heritage Properties, the Centennial Property and the Wellstead Property, an annual rate of interest, as of the date of determination, equal to the greater of (i) the Interest Rate, and (ii) the per annum rate for ten (10) year U.S. Treasury Obligations as published in The Wall Street Journal plus three hundred twenty-five (325) basis points; provided, however, that in no event shall the Disbursement Rate exceed eleven and one-half percent (11.5%).

3.             Definition of Interest Rate.  The definition of the term “Interest Rate” set forth in Section 1.54 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Interest Rate” shall mean, (i) with respect to the Existing Properties, ten percent (10%) per annum, (ii) with respect to the Additional Properties, nine percent (9%) per annum, (iii) with respect to the Hermitage/Marsh View/Somerset/Walking Horse Properties and the Holiday Properties, eight and one quarter percent (8.25%) per annum, and (iv) with respect to the Meadowmere Properties, the Heritage Properties, the Centennial Property and the Wellstead Property, eight percent (8%) per annum.

4.             Definition of Minimum Rent.  The definition for the term “Minimum Rent” set forth in Section 1.69 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean the sum of $52,985,853.00 per annum.

5.             Definition of Wellstead Property.  The following new definition for the term “Wellstead Property” is hereby added to the Consolidated Lease as a new section 1.107:

“Wellstead Property” shall mean the Property located on the Land described on Exhibit A-107 attached hereto.

6.             Leased Property.  Section 2.1 of the Consolidated Lease is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a)           those certain tracts, pieces and parcels of land as more particularly described in Exhibits A-1 through A-107 attached hereto and made a part hereof (the “Land”).

8.             Development Agreement.  Section 3.1.3(a) of the Consolidated Lease is hereby amended by adding the following new paragraph at the end thereof:

“Reference is made to that certain Development Agreement, dated as of 2003, between the City of Rogers, Minnesota (the “City of Rogers”) and SNH CHS Properties Trust, as successor by assignment from Dignified Assisted Living, Inc. (the “Development Agreement”).  Notwithstanding anything contained in this Lease to the contrary, the Impositions payable by Tenant hereunder shall not include any of the Tax Increments described in the Development Agreement.  So long as the Development Agreement remains outstanding, (i) SNH CHS Properties Trust shall pay all of the Tax Increments directly to the City of Rogers under the Development Agreement; (ii) SNH CHS Properties Trust shall be entitled to receive any portion of the Reimbursement Amount (as described in the Development Agreement) paid by the City of Rogers under the Development Agreement, and (iii) Tenant shall pay to Landlord the fixed amount of $15,000 per year.”

9.             Exhibit A.  Exhibit A to the Consolidated Lease is hereby amended by adding Exhibit A-107 attached hereto following Exhibit A-106 to the Consolidated Lease.

10.           Ratification.  As amended hereby, the Consolidated Lease is hereby ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Sixteenth Amendment to Second Amended and Restated Lease Agreement to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

ELLICOTT CITY LAND I LLC, ELLICOTT CITY LAND II LLC, HRES2 PROPERTIES TRUST, SNH CHS PROPERTIES TRUST, SPTIHS PROPERTIES TRUST, SPT-MICHIGAN TRUST, SPTMNR PROPERTIES TRUST, SNH/LTA PROPERTIES TRUST, and SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President, Chief Operating Officer and Secretary
of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey, Jr.
Bruce J. Mackey, Jr.
Treasurer, Chief Financial
Officer and Assistant
Secretary